                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                        ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 14, 1996





                      OLYMPIC RECEIVABLES FINANCE CORP.
                               as originator to
                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     33-97608                   41-1840460
- ------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS employer
    of incorporation)               file number)            identification No.)


      7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
      ---------------------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:       (612) 942-9880
                                                    --------------------------


                               Not Applicable
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Not applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Financial statements of businesses acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.

          (c)   Exhibits.

                The following exhibits are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.      Description
                -----------      -----------
                    4.1          Trust Agreement, dated as of June 1, 1996, among
                                 Olympic Receivables Finance Corp., Olympic First
                                 GP Inc., Olympic Second GP Inc., Financial Security
                                 Assurance Inc. and Mellon Bank (DE) National Association, as
                                 Owner Trustee (without exhibits)

                    4.2          Indenture, dated as of June 1, 1996, between Olympic
                                 Automobile Receivables Trust, 1996-B and Norwest
                                 Bank Minnesota, National Association, as Trustee and
                                 Indenture Collateral Agent (without exhibits)

                    4.3          Sale and Servicing Agreement, dated as of June 1,
                                 1996, among Olympic Automobile Receivables Trust,
                                 1996-B, as Issuer, Olympic Receivables Finance Corp.,
                                 as Seller, Olympic Financial Ltd., in its individual
                                 capacity and as Servicer, and Norwest Bank Minnesota,
                                 National Association, as Backup Servicer (without exhibits)

                    4.4          Receivables Purchase Agreement and Assignment, dated as of
                                 June 1, 1996, by and between Olympic Receivables Finance
                                 Corp., as Purchaser, and Olympic Financial Ltd., as Seller
                                 (without exhibits)

                    4.5          Financial Guaranty Insurance Policy issued by
                                 Financial Security Assurance Inc. with respect to the
                                 Automobile Receivables-Backed Certificates

                    4.6          Financial Guaranty Insurance Policy issued by
                                 Financial Security Assurance Inc. with respect to the
                                 Automobile Receivables-Backed Notes

                    8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

                   23.1          Consent of Dorsey & Whitney LLP (included as part of
                                 Exhibit 8.1)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 14, 1996                   OLYMPIC RECEIVABLES FINANCE CORP.,
                                       as originator of Olympic Automobile
                                       Receivables Trust 1996-B

                                       By: /s/ Brian S. Anderson
                                           ------------------------------------
                                           Brian S. Anderson
                                           Vice President

                              INDEX TO EXHIBITS

Exhibit Number                                                            Page
- --------------                                                            ----

     4.1 Trust Agreement, dated as of June 1, 1996, among Olympic Receivables Finance Corp., Olympic First
                GP Inc., Olympic Second GP Inc., Financial Security Assurance Inc. and Mellon Bank (DE) National Association, as Owner Trustee (without exhibits)

     4.2 Indenture, dated as of June 1, 1996, between Olympic Automobile Receivables Trust, 1996-B and Norwest
                Bank Minnesota, National Association, as Trustee and Indenture Collateral Agent (without exhibits)

     4.3 Sale and Servicing Agreement, dated as of June 1, 1996, among Olympic Automobile Receivables Trust, 1996-B, as Issuer, Olympic Receivables Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (without exhibits)

     4.4 Receivables Purchase Agreement and Assignment, dated as of June 1, 1996, by and between Olympic Receivables Finance Corp., as Purchaser, and Olympic Financial Ltd., as Seller (without exhibits)

     4.5        Financial Guaranty Insurance Policy issued by
                Financial Security Assurance Inc. with respect to the Automobile Receivables-Backed Certificates

     4.6        Financial Guaranty Insurance Policy issued by
                Financial Security Assurance Inc. with respect to the Automobile Receivables-Backed Notes

     8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters

    23.1        Consent of Dorsey & Whitney LLP (included as part of
                Exhibit 8.1)